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                                                                    Exhibit 23.3







                         CONSENT OF INDEPENDENT AUDITORS




We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 333-00000) pertaining to the Information Holdings Inc. 1998 Stock Option Plan of our report dated June 8, 1998, with respect to the financial statements of Micropatent, included in the Registration Statement (Form S-1, No. 333-56665) of Information Holdings Inc., filed with the Securities and Exchange Commission.


                                                        /s/ ERNST & YOUNG LLP


New York, New York
September 10, 1998